UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 5, 2015

FOCUS UNIVERSAL INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-193087	46-3355876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8275 S. Eastern Ave., Ste. 200-674 Las Vegas, Nevada		89123
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (917) 830-6517
Registrant’s Fax Number, Including Area Code: (917) 791-8877

(Former Address, Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

See Item 5.01 Changes in Control of the Registrant.

On December 29, 2014, the Company also engaged the internet marketing firm MorePro Marketing Inc. (MorePro) to provide internet marketing services, to the Company’s clients. As compensation for its services, the Company will pay MorePro a minimum of $625 per month plus guarantee payment of MorePro’s customary monthly rates by clients sourced by the Company.

Item 5.01 Changes in Control of the Registrant

On December 29, 2014 several unrelated persons who owned shares of the Company entered into a stock purchase agreement whereby they collectively sold 5,970,000 shares of the Company’s Common Stock to Xu Tang and Desheng Wang, two unrelated persons using private funds to purchase the shares. This represents over 90% of the Company’s outstanding common stock and therefore represents a change in control of the Company’s ownership.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of December 29, 2014, each of Popova and Ignatenko resigned from their respective positions as officers of the Company. Popova resigned as Chief Executive Officer and President. Ignatenko resigned as Treasurer, Secretary, Chief Financial Officer, Principal accounting officer, and principal financial officer. Upon such resignations, Desheng Wang was appointed as the Chief Executive Officer and Secretary of the Company, Xu Tang was appointed as the President of the Company, Yan Chen was appointed as the Senior Vice President, and Messrs. Wang, Tang, and Chen accepted such appointments.

Also effective as of December 29, 2014, each of Tatyana Popova and Elena Ignatenko, the directors of the Company, appointed Desheng Wang and Xu Tang as directors of the Company, and Messrs. Wang and Tang accepted such appointment. Thereupon, each of Tatyana Popova and Elena Ignatenko resigned as directors of the Company. Accordingly, effective as of the 10th day after the accompanying Information Statement is filed with the Securities and Exchange Commission and transmitted to the shareholders of the Company, each of Desheng Wang and Xu Tang will become members of the Board of Directors, and the entire Board of Directors will consist of Messrs. Wang and Tang.

Item 9.01.              Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Consulting Agreement with MorePro Marketing, Inc.
99.2	Form of Stock Purchase Agreement Dated December 29, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS UNIVERSAL INC.

Date: January 5, 2015	By:	/s/ Desheng Wang
Name: Desheng Wang Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Consulting Services Agreement dated December 29, 2014
99.2	Stock Purchase Agreement dated December 29, 2014

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